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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

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                                  FORM 8-K/A


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):    December 8, 1998



                         CADENCE DESIGN SYSTEMS, INC.
              (Exact Name of Registrant as Specified in  Charter)




     Delaware                          1-10606                   77-0148231
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
of Incorporation)                      Number)            Identification Number)

                         2655 Seely Avenue, Building 5
                          San Jose, California 95134
              (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code: (408) 943-1234
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Item 5.   Other Events.
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     On January 4, 1999, Cadence Design Systems, Inc. (the "Registrant") and
Quickturn Design Systems, Inc. ("Quickturn") amended their Agreement and Plan of Merger (the "Merger Agreement") dated as of December 8, 1998, as amended on December 16, 1998, to reflect an increase in the value of the shares of common stock of Cadence to be received in connection with the merger by holders of common stock of Quickturn to $15.00 per share of Quickturn common stock.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

     Exhibit No.              Description
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       2.1                    Amendment No. 2 dated as of January 4, 1999 to
                              Agreement and Plan of Merger, dated as of December
                              8, 1998, by and among the Registrant, CDSI
                              Acquisition, Inc. and Quickturn Design Systems,
                              Inc.

       2.2 Joint Press Release issued by the Registrant and Quickturn Design Systems, Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of January 5, 1999.

                                  CADENCE DESIGN SYSTEMS, INC.

                                  By: /s/R.L. Smith McKeithen
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                                      R.L. Smith McKeithen
                                      Senior Vice President and General Counsel
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                                 EXHIBIT INDEX
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                                                                                  Sequentially
Exhibit No.                                Document                                 Numbered
                                                                                      Page
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
Exhibit 2.1      Amendment No. 2 dated as of January 4, 1999, to
                 Agreement and Plan of Merger, dated as of December 8,
                 1998, by and among the Registrant, CDSI Acquisition, Inc.
                 and Quickturn Design Systems, Inc.


Exhibit 2.2 Joint Press Release issued by the Registrant and Quickturn Design Systems, Inc.

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